                                                                    Exhibit 10.1


               AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 16, 2002 (the "Effective Date"), is entered into by and among COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation ("Borrower"), each of the Obligors that is a signatory to this Amendment (collectively, "Obligors"), each of the lenders that is a signatory to this Amendment (collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

            WHEREAS, Borrower, the Lender Group and the other Obligors are parties to that certain Loan and Security Agreement, dated as of December 15, 2000 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

            WHEREAS, the Term Loan was fully prepaid as of June 26, 2002;

            WHEREAS, Borrower has requested that the Loan Agreement be amended to provide for, among other things, an increase of the Maximum Revolver Amount; and

            WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

      (a) The parties acknowledge that the Term Loan was prepaid in full prior to the Term Loan Maturity Date. All references in the Loan Agreement to the "Term Loan" (including the use of the terms "Maximum Term Loan Amount," "Required Term Loan Lenders," "Term Loan Amount," "Term Loan Commitment" and "Term Loan Maturity Date") shall hereafter have no further force or effect. Without limiting the foregoing, the Term Loan Amount and the Term Loan Commitment are now zero.

      (b) Exhibit B-1 of the Loan Agreement and all references in the Loan Agreement to the "Borrowing Base Certificate" and to "Exhibit B-1" are hereby deleted in their entirety.

      (c) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

            "`APPLICABLE PREPAYMENT PREMIUM' means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 2% times the Maximum Revolver Amount, and (b) during the period of time from and including the date that is the first anniversary of the Closing Date up to and including May 31, 2004, 1% times the Maximum Revolver Amount."

            "`EFFECTIVE APPRAISAL DATE' means the date that is five (5) Business Days following the date that Agent receives, with respect to the 2002 fiscal year of Borrower, valuations in accordance with Section 2.1(b) evidencing the Real Property Collateral Appraised Value and the Net Orderly Liquidation Value of Eligible Equipment."

            "`MAXIMUM REVOLVER AMOUNT' means $61,000,000."

            "`REQUIRED LENDERS' means, at any time, Lenders whose Pro Rata Shares aggregate 75% as determined pursuant to clause (d) of the definition of `Pro Rata Share.'"

            "`THRESHOLD ADVANCE' means, with respect to any Lender, any additional Advance described in Section 2.1(e) which, when combined with such Lender's Pro Rata Share of other outstanding Obligations, would exceed its respective lending limit set forth on Schedule C-2 attached hereto."

            "`THRESHOLD EXCESS AVAILABILITY' means Excess Availability of not less than the required amount set forth in the following table for the applicable period in any year set forth opposite thereto; provided, however, that the Threshold Excess Availability shall be $10,000,000 from and after the date that the Wells Fargo Note is paid in full:

         APPLICABLE AMOUNT                    APPLICABLE PERIOD
            $10,000,000           Prior to the first day of the fifth full
                                calendar month prior to the Wells Fargo Note
                                                Maturity Date

            $13,000,000         From the first day of the fifth full calendar
                                month prior to the Wells Fargo Note Maturity
                                Date through and including the last day of the
                                fifth full calendar month prior to the Wells
                                          Fargo Note Maturity Date

            $16,000,000        From the first day of the fourth full calendar
                                month prior to the Wells Fargo Note Maturity
                               Date through and including the last day of the
                                fourth full calendar month prior to the Wells
                                          Fargo Note Maturity Date

            $19,000,000         From the first day of the third full calendar
                                month prior to the Wells Fargo Note Maturity
                               Date through and including the last day of the
                                   third full calendar month prior to the

                                       Wells Fargo Note Maturity Date

            $22,000,000        From the first day of the second full calendar
                                month prior to the Wells Fargo Note Maturity
                               Date through and including the last day of the
                                second full calendar month prior to the Wells
                                          Fargo Note Maturity Date

            $25,000,000         From the first day of the first full calendar
                                month prior to the Wells Fargo Note Maturity
                               Date through and including the Wells Fargo Note
                                                Maturity Date

            "`WELLS FARGO NOTE' means the promissory note made by Communications & Power Industries Holding Corporation to Wells Fargo, in the original principal amount of $18,000,000 and secured by the San Carlos Property."

            "`WELLS FARGO NOTE MATURITY DATE' means June 1, 2003 or any extension thereof."

      (d) Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ('Advances') to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of
      (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, 'Borrowing Base,' as of any date of determination, shall mean the result of:

                        (w) the lesser of

                              (i) 85% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve; provided that in no event shall the amount of credit availability created by Eligible Foreign Accounts exceed $5,000,000; or

                              (ii) an amount equal to two-thirds of the Collateral Obligors' Collections with respect to Collateral Obligors' Accounts for the immediately preceding 13-week period; plus

                        (x) (i) prior to the Effective Appraisal Date, the lower of (i) (A) from and after the Closing Date up to the first anniversary of the Closing Date, 80% of the Net Orderly Liquidation Value of Eligible Equipment, (B) from and after the first anniversary of the Closing Date up to the second anniversary of the Closing Date, 70% of the Net Orderly Liquidation Value of Eligible Equipment, (C) from and after the second anniversary of the Closing Date up to the third anniversary of the Closing Date, 60% of the Net Orderly Liquidation Value of Eligible Equipment, and
      (D) from and after the third anniversary of the Closing Date up to the fourth anniversary of the Closing Date, 50% of the Net Orderly Liquidation Value of Eligible Equipment, and (ii) $8,250,000; and

                              (ii) as of the Effective Appraisal Date, the lower of (i) (A) from and after the Effective Appraisal Date up to the third anniversary of the Closing Date, 80% of the Net Orderly Liquidation Value of Eligible Equipment, (B) from and after the third anniversary of the Closing Date up to the fourth anniversary of the Closing Date, 63.5% of the Net Orderly Liquidation Value of Eligible Equipment, and (C) from and after the fourth anniversary of the Closing Date up to the Maturity Date, 47% of the Net Orderly Liquidation Value of Eligible Equipment, and (ii) $8,500,000, plus

                        (y) (i) prior to the Effective Appraisal Date, the lowest of

                                    (A) $16,000,000,

                                    (B) 30% of the Real Property Collateral
      Appraised Value,

                                    (C) 100% of the amount of credit
      availability created under clause (w) above, and

                                    (D) 50% of the Real Property Collateral
      Appraised Value; and

                              (ii) as of the Effective Appraisal Date, the lower of

                                    (A) $18,000,000, and

                                    (B) 35% of the Real Property Collateral
      Appraised Value; minus

                        (z) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b)."

      (e) Section 2.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "The Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount, subject to the conditions set forth in Sections 2.1(e) and 2.1(f)."

      (f) Section 2.1(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Subject to Section 2.1(f), no Lender with a Revolver Commitment shall be required to make any Threshold Advance, unless:

                  (i) Borrower makes an irrevocable written request, not later than 90 days prior to the Funding Date applicable thereto, by an Authorized Person to Agent for a Borrowing of such Threshold Advance hereunder; and

                  (ii) Without in any way limiting Agent's right to charge Borrower fees and costs in connection with future syndication or participation of the Commitments, Borrower pays Agent, no later than the date of the borrowing of such Threshold Advance, all fees and costs (including attorneys' fees and costs) incurred by Agent and any Lender (whether as assignor or assignee) or any Participant in connection with any syndication or participation of the Commitments as a result of or arising from such requested Threshold Advance.

                  Agent shall promptly advise Lenders of each such requested Threshold Advance. All fees and costs described in clause (ii), including fees and costs (including attorneys' fees and costs) incurred by any of the Lender Group in connection with any future syndication or participation of the Commitments, shall constitute Lender Group Expenses."

      (g) Section 2.1(f) of the Loan Agreement is hereby added in its entirety as follows:

            "Following receipt of Agent's notice of Borrower's request for a Threshold Advance under Section 2.1(e), if any Lender is unable, despite good faith efforts, to syndicate or participate any portion of its Pro Rata Share of outstanding Obligations in order to maintain Obligations under its lending limit on Schedule C-2, then (i) such Lender's Pro Rata Share of such Threshold Advance shall not be made, and (ii) such Lender shall incur no liability to Borrower as a result of such Lender's failure to make its Pro Rata Share of such Threshold Advance."

      (h) Section 2.3(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "PROCEDURE FOR BORROWING. Subject to Section 2.1(e), each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance or the Term Loan specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $5,000,000 or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and
      (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice."

      (i) Section 2.11(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "UNUSED LINE FEE. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.375% per annum times the result of (a) (i) prior to the date that the first Threshold Advance is made pursuant to Section

      2.1, $50,000,000, and (ii) thereafter, the sum of (1) $50,000,000 and (2)
      all Commitments (not to exceed $11,000,000) which are hereafter assigned or participated to any Assignee (other than an existing Lender as of the date hereof) under Section 14.1 in contemplation of the making of a Threshold Advance, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,"

      (j) Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "TERM. This Agreement shall become effective upon the execution and delivery hereof by Obligors, Agent, and the Lenders and shall continue in full force and effect for a term ending on May 31, 2005 (the `Maturity Date'). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

      (k) Section 7.8(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Obligor, other than the Obligations in accordance with this Agreement, and except in connection with either of the following:

            (i) a refinancing permitted by Section 7.1(h); or

            (ii) any repurchase or redemption of Senior Subordinated Notes up to an aggregate maximum amount of $7,500,000 in any fiscal year of Borrower so long as (1) immediately prior to any such repurchase or redemption and after giving effect thereto, no Event of Default has occurred and is continuing; (2) prior to any such repurchase or redemption, Borrower's chief financial officer issues a certificate to Agent, in form and substance satisfactory to Agent in its Permitted Discretion, demonstrating that, immediately after any such repurchase or redemption, Borrower will have Availability of no less than the Threshold Excess Availability; (3) concurrently with any delivery by Borrower to the Trustee (as defined in the Indenture) of a notice of optional redemption in accordance with
      Section 3.01 of the Indenture in connection with any such redemption, Borrower delivers a copy of such notice to Agent; and (4) concurrently with any delivery by Borrower to the Holders (as defined in the Indenture) of a notice of redemption in accordance with Section 3.03 of the Indenture in connection with any such redemption, Borrower delivers a copy of such notice to Agent, and"

      (l) Schedule C-1 of the Loan Agreement is hereby amended and restated in its entirety as attached hereto as Schedule C-1.

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) Borrower shall have paid Agent an amendment fee in the amount of $250,000;

      (b) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

      (c) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

      (d) Agent shall have received the confirmation, acknowledgement and consent of CPI Canada, attached hereto as Exhibit B, duly executed and delivered by an authorized official of CPI Canada;

      (e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;

      (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group;

      (g) Agent shall have received an opinion of Obligors' counsel in form and substance satisfactory to Lenders; and

      (h) Agent shall have received, for each of the Mortgages referred to in
Section 4(a) of this Amendment, the Modification and Ratification (collectively, the "Mortgage Amendments"), substantially in the form attached hereto as Exhibit R-2, duly executed and delivered by Agent and the applicable Obligor.

4. CONDITIONS SUBSEQUENT TO THIS AMENDMENT. The satisfaction, no later than the dates set forth below, of each of the following shall constitute conditions subsequent to the effectiveness of this Amendment and each and every provision hereof (and the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

      (a) No later than 30 days after the Effective Date, Agent shall have received from First American Title Insurance Company ("Title Company") CLTA endorsements (collectively, the "Endorsements"), satisfactory to Agent, to Title Insurance Policy Nos. 519100 (dated December 22, 2000), and 100633050 (dated September 27, 2001) (collectively, the "Policies") issued by Title Company, insuring the same priority of the Mortgages referred to therein, as amended by the Mortgage Amendments, as such Mortgages enjoyed as of the original dates of the Policies; and

(b) No later than 30 days after the Effective Date, Borrower shall have paid Agent all of Agent's attorneys' fees and costs and recording costs incurred in connection with the preparation and execution of this Amendment and the Mortgage Amendments, the cost of recording the Mortgage Amendments and the cost of the premiums for the issuance by Title Company of the Endorsements.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.


                            [Signature page follows.]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the Effective Date.

                                    BORROWER:

                                    COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    FOOTHILL:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Agent and as a Lender


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    OTHER LENDERS:

                                    FOOTHILL INCOME TRUST II, L.P.

                                    By:   FIT II GP, LLC,
                                          Its General Partner

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                  [Signatures continue on the following page.]

                                    OTHER OBLIGORS:

                                    COMMUNICATIONS & POWER INDUSTRIES HOLDING
                                    CORPORATION,

                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    CPI SUBSIDIARY HOLDINGS  INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES
                                    INTERNATIONAL  INC.,

                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES ASIA INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES CANADA,
                                    INC.,
                                    an Ontario corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

            All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation ("Borrower"), the other Obligors identified on the signature pages thereof, each of the lenders that is a signatory thereto (collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of December 15, 2000 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number One to Loan and Security Agreement, dated as of December 16, 2002 (the "Amendment"), among Borrower, the other Obligors and the Lender Group. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and
(d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [Signature page follows.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                                    COMMUNICATIONS & POWER INDUSTRIES
                                    HOLDING CORPORATION,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    CPI SUBSIDIARY HOLDINGS  INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES
                                    INTERNATIONAL  INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES ASIA INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMMUNICATIONS & POWER INDUSTRIES CANADA,
                                    INC.,
                                    an Ontario corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT B

                    CONFIRMATION, ACKNOWLEDGMENT AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation ("Borrower"), the other Obligors identified on the signature pages thereof, each of the lenders that is a signatory thereto (collectively, "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of December 15, 2000 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number One to Loan and Security Agreement, dated as of December 16, 2002 (the "Amendment"), among Borrower, the other Obligors and the Lender Group.

TO:         THE AGENT AND THE LENDER GROUP

FROM:       COMMUNICATIONS & POWER INDUSTRIES CANADA INC. (the "Canadian
            Subsidiary")

RE: Amendment Number One. to Loan Agreement - Confirmation of continuing liability under Guarantee, General Security Agreement and Mortgage;

WHEREAS;

A. Pursuant to a Guarantee (the "Guarantee") dated December 15, 2000, the Canadian Subsidiary guaranteed to the Agent as Agent for itself and for other lenders the Guaranteed Obligations, as defined in the Guarantee, of the Borrower;

B. As collateral security for its obligations pursuant to the Loan Agreement and the Guarantee the Canadian Subsidiary granted to the Agent as Agent for itself and for other lenders a General Security Agreement (the "GSA") dated effective as of December 15, 2000;

C. As collateral security for its obligations pursuant to the Loan Agreement and the Guarantee the Canadian Subsidiary granted a mortgage (the "Mortgage") to the Agent as Agent for itself and for other lenders which Mortgage is registered in the Land Registry Office for the Land Titles Division of Halton (No. 20) registration No. HR53586;

NOW WITNESS that in consideration of the mutual covenants and agreements set forth in the Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Canadian Subsidiary hereby consents to the changes made in the Amendment and acknowledges and agrees, in addition to its confirmation contained in Exhibit A to the Amendment but without limiting same, that the Guarantee, the Mortgage and the GSA remain in full force and effect, and the Mortgage and the GSA stand as security for the all of the obligations of the Canadian Subsidiary and the Borrower to the Lender Group pursuant to the Loan and Security Agreement and the Amendment.

DATED as of the 16th day of December, 2002.

COMMUNICATIONS & POWER INDUSTRIES
CANADA, INC.

Per:

-----------------------------------------
Authorized Signatory

Title
     ---------------------

                                   EXHIBIT R-2

                                [Modification and Ratification of Deed of Trust]

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Joel J. Berman, Esq.
Jeffer, Mangels, Butler & Marmaro LLP
1900 Avenue of the Stars
7th Floor
Los Angeles, California  90067


    ------------- MODIFICATION AND RATIFICATION OF DEED OF TRUST ------------


      This MODIFICATION AND RATIFICATION OF DEED OF TRUST (this "Modification") is made as of the 16th day of December, 2002, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Agent"), whose address is 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, and COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation ("Trustor"), whose address is 607 Hansen Way, Palo Alto, California 94303, with reference to the following facts:

      A. Trustor, each of the other Obligors that is a signatory thereto, each of the lenders that is a signatory thereto (collectively, "Lenders"), and Agent, as the arranger and administrative agent for the Lenders, are parties to that certain Loan and Security Agreement, dated as of December 15, 2000 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"). Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

      B. To secure Trustor's obligations under the Loan Agreement, Trustor, as trustor, executed in favor of Agent, as beneficiary, a deed of trust (the "Deed of Trust") encumbering real property in Santa Clara County, California (the "Real Property"). The Real Property is legally described in the Deed of Trust and in Exhibit "A" attached hereto and incorporated by reference herein. The Deed of Trust was recorded on December 22, 2000 in the Office of the Santa Clara County Recorder as Instrument No. 155004246 as a lien on the Real Property.

      C. Trustor, the other Obligors, Lenders and Agent have agreed to modification of certain provisions of the Loan Agreement pursuant to that certain Amendment Number One to Loan Agreement (the "First Amendment") of even date, which is incorporated by reference herein.

      D. As a condition precedent to the execution of the First Amendment, Agent requires that Trustor and Agent amend a certain provision of the Deed of Trust as hereinafter set forth.

      NOW THEREFORE, the parties agree as follows:

      (a) Pursuant to the First Amendment, Trustor and Agent have, among other things, increased the Maximum Revolver Amount. The obligations secured by the Deed of Trust, as set forth in the Deed of Trust, include without limitation the obligations of Trustor to Agent under the Loan Agreement, as modified by the First Amendment, and all further modifications thereof.

      (b) Except as herein specifically supplemented and amended, the Deed of Trust, which is incorporated by reference herein, is hereby ratified and confirmed, and the same shall continue in full force and effect.

      (c) This Modification may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument.

                                    AGENT:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Agent

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------


                                    TRUSTOR:

                                    COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT A

                      [Legal Description of Real Property]

STATE OF CALIFORNIA           )
                              )
COUNTY OF _____________       )

            On December ___, 2002, before me, ____________________, personally appeared ____________________________,


[ ]   personally known to me        [ ]   proved to me on the basis of
                                          satisfactory evidence

to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

            WITNESS my hand and official seal.



                                          ------------------------------
                                          Signature of Notary

                           CAPACITY CLAIMED BY SIGNER:


[ ]   Individual(s)                       [ ]   Attorney-In-Fact
[ ]   Partner(s)                          [ ]   Subscribing Witness
[ ]   Trustee(s)                          [ ]   Guardian/Conservator
[X]   Corporate                           [ ]   Other:
                --------------------                  ----------------------
      Officer(s)
                --------------------      ----------------------------------
                      Title(s)
                                          ----------------------------------


                             SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies): FOOTHILL CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATE OF CALIFORNIA           )
                              )
COUNTY OF _____________       )


            On December ___, 2002, before me, ____________________, personally appeared ____________________________,

[ ]   personally known to me        [ ]   proved to me on the basis of
                                          satisfactory evidence

to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

            WITNESS my hand and official seal.



                                          -------------------------------------
                                          Signature of Notary

                           CAPACITY CLAIMED BY SIGNER:

[ ]   Individual(s)                       [ ]   Attorney-In-Fact
[ ]   Partner(s)                          [ ]   Subscribing Witness
[ ]   Trustee(s)                          [ ]   Guardian/Conservator
[X]   Corporate                           [ ]   Other:
                --------------------                  ----------------------
      Officer(s)
                --------------------      ----------------------------------
                      Title(s)
                                          ----------------------------------


                             SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies): COMMUNICATIONS & POWER INDUSTRIES, INC.

--------------------------------------------------------------------------------

                                  SCHEDULE C-1
                                   COMMITMENTS

                                            TERM LOAN
     LENDER          REVOLVER COMMITMENT    COMMITMENT     TOTAL COMMITMENT
     ------          -------------------    ----------     ----------------
Foothill Capital         $44,634,000                         $44,634,000
Corporation

Foothill Income          $16,366,000                         $16,366,000
Trust II, L.P.



All Lenders              $61,000,000           $0            $61,000,000

                                  SCHEDULE C-2
                                  LENDING LIMIT

               LENDER                                 LENDING LIMIT
               ------                                 -------------
Foothill Capital Corporation                           $36,585,000
Foothill Income Trust II, L.P.                         $13,415,000
Combined Limit of Foothill Capital                     $50,000,000
Corporation and Foothill Income Trust II, L.P.